SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 20, 2006

                            COLONIAL BANKSHARES, INC.
                            -------------------------
               (Exact Name of Registrant as Specified in Charter)

         Federal                        0-51385                  90-0183739
  ---------------------------      --------------------       ---------------
(State or Other Jurisdiction)      (Commission File No.)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)


85 West Broad Street, Bridgeton, New Jersey                  08302
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(Address of Principal Executive Offices)                   (Zip Code)

Registrant's telephone number, including area code:  (856) 451-5800
                                                     --------------


                                 Not Applicable
                                ---------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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Item 1.01.        Entry into a Material Definitive Agreement
                  ------------------------------------------

     On September 20, 2006, Colonial Bank, FSB, the Registrant's wholly owned subsidiary, entered into employment agreements with President and Chief
Executive  Officer  Edward  J.  Geletka,  Executive  Vice  President  and  Chief
Financial Officer L. Joseph Stella, III and Senior Vice President William F. Whelan.

     The agreement with Mr. Geletka provides for a three-year term, as well as a lump-sum severance payment upon the termination of Mr. Geletka's employment, other than for cause, of three times the sum of (i) Mr. Geletka's Base Salary (as defined in the agreement) and (ii) the highest rate of bonus awarded to Mr. Geletka during the prior three years. Mr. Geletka would also receive continued life, medical, dental and disability coverage for a period of 36 months from the date of termination.

     The agreements with Messrs. Stella and Whelan are generally similar to the agreement with Mr. Geletka. These agreements are each for a two-year term, and each agreement provides for a severance payment upon the termination of employment, other than for cause, of two times the sum of (i) Base Salary (as defined in the agreement) and (ii) the highest rate of bonus awarded during the prior three years. Each executive would also receive continued life, medical, dental and disability coverage for a period of 24 months from the date of termination.

     The employment agreements will be filed as Exhibits to the Registrant's Quarterly Report on Form 10-QSB for the Quarter Ended September 30, 2006.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            COLONIAL BANKSHARES, INC.



DATE: September 21, 2006            By:      /s/ William F. Whelan
                                             -----------------------------------
                                             William F. Whelan
                                             Senior Vice President